Exhibit 99.1

Virpax Will Pursue Direct to OTC Pathway for Epoladerm™ for Pain
Associated with Osteoarthritis

BERWYN, PA, June 27, 2022 — Virpax® Pharmaceuticals, Inc. (“Virpax” or the “Company”) (NASDAQ: VRPX), a company specializing in developing non-addictive products for pain management, post-traumatic stress disorder, central nervous system (CNS) disorders and anti-viral indications, today announced that it will pursue a direct to OTC regulatory pathway for Epoladerm™, the Company’s product candidate to treat pain associated with osteoarthritis.

The direct to OTC, non-prescription regulatory pathway is expected to provide a faster drug development timeline and faster global approval track than the prescription pathway the Company had originally pursued for Epoladerm. To support the OTC application, the Company plans to submit Epoladerm’s completed dermal toxicity, sensitization, irritation, phototoxicity studies and its PK characteristics to FDA. In addition, Virpax anticipates it will have to complete a consumer preference assessment and a pivotal study required by the FDA’s Office of Non-prescription Drugs.

“We believe that Epoladerm’s potential once or twice daily spray dosing may be a more efficient and convenient hands-free alternative to the current OTC topical diclofenac gel which is dosed four times a day by hand onto the skin,” stated Anthony P. Mack, Chairman and CEO of Virpax. “Virpax intends to validate Epoladerm’s claims and value in North America, Europe and Asia,” Mack continued.

About Virpax Pharmaceuticals

Virpax is developing branded, non-addictive pain management products candidates using its proprietary technologies to optimize and target drug delivery. Virpax is initially seeking FDA approval for two prescription drug candidates that employ two different patented drug delivery platforms. Probudur™ is a single injection liposomal bupivacaine formulation being developed to manage post-operative pain and Envelta™ is an intranasal molecular-envelope enkephalin formulation being developed to manage acute and chronic pain, including pain associated with cancer. Virpax is also using its intranasal Molecular Envelope Technology (MET) to develop two other product candidates. PES200 is a product candidate being developed to manage post-traumatic stress disorder (PTSD) and VRP324 is a product candidate being developed for the nasal delivery of a pharmaceutical-grade cannabidiol (CBD) for the management of rare pediatric epilepsy. Virpax recently acquired global rights to VRP324. Virpax is also seeking approval of two nonprescription product candidates. AnQlar is being developed to inhibit viral replication caused by influenza or SARS-CoV-2, and Epoladerm™ is a topical diclofenac spray film formulation being developed to manage pain associated with osteoarthritis. For more information, please visit www.virpaxpharma.com.

Forward-Looking Statement

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the Company’s planned clinical trials, product development, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statements that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s current beliefs and assumptions.

These statements may be identified by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or the Company’s financial performance and involve known and unknown risks, uncertainties, and other factors, including the potential impact of the COVID-19 pandemic and the potential impact of sustained social distancing efforts, on the Company’s operations, clinical development plans and timelines, including any switch to an OTC pathway for certain of the Company’s product candidates, which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company’s filings with the Securities and Exchange Commission. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Christopher M. Chipman, CPA
Chief Financial Officer
cchipman@virpaxpharma.com
610-727-4597

Or

Betsy Brod
Affinity Growth Advisors
betsy.brod@affinitygrowth.com
212-661-2231